UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2014

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-5491 (Commission File Number)	98-1023315 (I.R.S. Employer Identification Number)
Rowan Companies plc 2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of Principal Executive Offices)		77056-6189 (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously disclosed, Henry E. Lentz completed his term of service as Chairman of the Board and a director on April 25, 2014 at the 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”) of Rowan Companies plc (the “Company”). In addition, W. Matt Ralls’ previously announced retirement as CEO, and appointment to the role of Executive Chairman, each became effective as of the 2014 Annual Meeting. Thomas P. Burke was also appointed to the additional role of CEO effective as of the 2014 Annual Meeting. In addition, the independent members of the Board appointed Sir Graham Hearne to be the Lead Director. A copy of the press release announcing these appointments is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Effective April 25, 2014, the Company entered into previously contemplated change in control agreements (“CIC agreements”) with Mr. Ralls and Dr. Burke in conjunction with Mr. Ralls becoming Executive Chairman of the Board of Directors (the “Board”) and Dr. Burke becoming CEO. A description of the CIC agreements is set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2014 (the “2014 Proxy Statement”). The description of the CIC agreements included in the 2014 Proxy Statement is qualified in its entirety by the full text of the CIC agreements filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

In connection with Dr. Burke’s appointment as CEO, the following additional prorated grant was made to Dr. Burke.

NEO	RSU Value (a)	Performance Unit Award Value (a) (b)
Burke	$463,172	$463,172

(a)	The number of RSUs awarded is determined based on the average high and low trading price per share on April 25, 2014 of $31.255 and the number of PUs awarded is determined based on $100 per unit. Value amounts may not reflect grant date values calculated in accordance with accounting requirements.

(b)	The PUs may only be settled in cash and the value thereof will be determined with reference to the Company’s total shareholder return performance relative to the Company’s peer offshore drilling companies measured each year and over the three-year period.

The Company’s incentive plans were also amended to clarify that fair market value means the average high and low trading price of the Company’s shares instead of volume weighted average price. A copy of the amendment is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The final results of voting on each of the matters submitted to a vote of shareholders during the 2014 Annual Meeting are shown below. As of the record date, March 3, 2014, there were approximately 124,218,218 Class A Ordinary Shares (“Shares”) outstanding and entitled to vote at the meeting. The holders of a total of 91,343,249 Shares (73.53%) were present in person or by proxy at the 2014 Annual Meeting.

Proposal 1 - Elect Thomas P. Burke as a Class I Director for a term to expire at the annual general meeting of shareholders to be held in 2015:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
83,171,828	994,283	1,114,331	6,062,807

Thomas P. Burke was elected for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 2 - Elect William T. Fox III as a Class I Director for a term to expire at the annual general meeting of shareholders to be held in 2015:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
82,087,689	2,785,577	407,176	6,062,807

William T. Fox III was elected for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 3 - Elect Sir Graham Hearne as a Class I Director for a term to expire at the annual general meeting of shareholders to be held in 2015:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
83,835,587	986,641	458,214	6,062,807

Sir Graham Hearne was elected for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 4 - Elect Lord Moynihan as a Class II Director for a term to expire at the annual general meeting of shareholders to be held in 2015:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
83,535,874	1,332,283	412,285	6,062,807

Lord Moynihan was elected for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 5 - Elect John J. Quicke as a Class II Director for a term to expire at the annual general meeting of shareholders to be held in 2015:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
81,426,571	2,681,550	1,172,321	6,062,807

John J. Quicke was elected for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 6 - Elect W. Matt Ralls as a Class II Director for a term to expire at the annual general meeting of shareholders to be held in 2015:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
82,731,667	1,427,671	1,121,104	6,062,807

W. Matt Ralls was elected for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 7 - Elect Tore I. Sandvold as a Class II Director for a term to expire at the annual general meeting of shareholders to be held in 2015:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
71,477,052	12,677,304	1,126,086	6,062,807

Tore I. Sandvold was elected for a term to expire at the annual general meeting of shareholders to be held in 2015.

Proposal 8 - Ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s U.S. independent registered public accounting firm for 2014:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
84,388,486	6,549,990	404,773	N/A

The appointment of Deloitte & Touche LLP was ratified.

Proposal 9 - Re-appoint Deloitte LLP as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
84,379,536	6,551,273	412,440	N/A

The re-appointment of Deloitte & Touche UK LLP to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company was approved.

Proposal 10 - Authorize the Company’s Audit Committee to determine the Company’s U.K. statutory auditors’ remuneration:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
83,598,784	7,309,911	434,554	N/A

The authorization of the Company’s Audit Committee to determine the Company’s U.K. statutory auditors’ remuneration was approved.

Proposal 11 - Approve, by a binding vote, the Company’s Directors’ Remuneration Policy (in accordance with requirements applicable to U.K. companies):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
82,490,011	1,527,478	1,262,953	6,062,807

On a binding basis, the Directors’ Remuneration Policy was approved.

Proposal 12 - Approve, by non-binding vote, the Company’s U.K. statutory Implementation Report for the year ended December 31, 2013 (in accordance with the requirements applicable to U.K. companies):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
83,996,451	850,697	433,294	6,062,807

On an advisory basis, the U.K. statutory Implementation Report for the year ended December 31, 2013 was approved.

Proposal 13 - Approve, by non-binding vote, the Company’s named executive officer compensation (in accordance with requirements applicable to companies subject to SEC reporting requirements under the Securities and Exchange Act of 1934, as amended):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
79,032,257	2,896,309	3,351,876	6,062,807

On an advisory basis, the named executive officer compensation as set forth in the 2014 Proxy Statement was approved.

Item 8.01 Other Events

On April 25, 2014, the Company issued a press release announcing that the Board declared a quarterly cash dividend in the amount of $0.10 per Share, payable on May 20, 2014 to shareholders of record on May 5, 2014. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit

Number	Description
10.1	Change in Control Agreement, effective April 25, 2014, by and between Rowan Companies plc and W. Matt Ralls

10.2	Change in Control Agreement, effective April 25, 2014, by and between Rowan Companies plc and Thomas P. Burke

10.3	Amendment to Rowan Companies Incentive Plans, effective as of April 25, 2014

99.1	Press release dated April 28, 2014

99.2	Press release dated April 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2014	ROWAN COMPANIES PLC

	By:	/s/ J. Kevin Bartol
J. Kevin Bartol
Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit
Number	Description

10.1	Change in Control Agreement, dated effective April 25, 2014, by and between Rowan Companies plc and W. Matt Ralls

10.2	Change in Control Agreement, dated effective April 25, 2014, by and between Rowan Companies plc and Thomas P. Burke

10.3	Amendment to Rowan Companies Incentive Plans, effective as of April 25, 2014

99.1	Press release dated April 28, 2014

99.2	Press release dated April 25, 2014